UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

THE CLOROX COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
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[ ]	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT ANNUAL STOCKHOLDERS MEETING
INFORMATION — YOUR VOTE COUNTS!

Online
Go to www.envisionreports.com/CLX or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on November 19, 2019.

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for
The Clorox Company Stockholders Meeting to be Held on November 20, 2019

This notice is to advise you that the proxy materials for the annual stockholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The notice of annual meeting, proxy statement and integrated annual report — executive summary are available at:

www.envisionreports.com/CLX

Easy Online Access — View your proxy materials and vote.
Step 1:      Go to www.envisionreports.com/CLX.
Step 2:      Click on Cast Your Vote or Request Materials.
Step 3:      Follow the instructions on the screen to log in.
Step 4:      Make your selections as instructed on each screen for your delivery preferences.
Step 5:     Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive an email or paper copy of the proxy materials, you must request one. If you do not, you will not otherwise receive a paper or email copy. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before November 5, 2019 to facilitate timely delivery.

Stockholder Meeting Notice

The Clorox Company’s Annual Meeting of Stockholders will be held on November 20, 2019 at the Company’s Pleasanton, CA Offices, 4900 Johnson Drive, Pleasanton, CA 94588, at 9:00 a.m. Pacific time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR the election of each of the following director nominees:
1.	Election of Directors:	01 - Amy Banse, 02 - Richard H. Carmona, 03 - Benno Dorer, 04 - Spencer C. Fleischer, 05 - Esther Lee, 06 - A.D. David Mackay, 07 - Robert W. Matschullat, 08 - Matthew J. Shattock, 09 - Pamela Thomas-Graham, 10 - Russell Weiner, 11 - Christopher J. Williams

The Board of Directors recommends that you vote FOR the following proposal:
2.	Advisory Vote to Approve Executive Compensation.

The Board of Directors recommends that you vote FOR the following proposal:
3.	Ratification of Independent Registered Public Accounting Firm.

The Board of Directors recommends that you vote FOR the following proposal:
4.	Approval of the Amended and Restated Certificate of Incorporation to Eliminate the Supermajority Voting Provision.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must vote online or by telephone, by following the instructions at www.envisionreports.com/CLX, or by mail, by requesting a paper copy of the proxy materials, which include a proxy card. If you wish to attend and vote at the meeting, please review the “Attending the Annual Meeting” section in the proxy materials.

Here’s how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

—	Internet – Go to www.envisionreports.com/CLX. Click Cast Your Vote or Request Materials.

—	Phone – Call us free of charge at 1-866-641-4276.

—	Email – Send an email to investorvote@computershare.com with “Proxy Materials The Clorox Company” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by November 5, 2019.